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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 10, 2004

                Date of Report (Date of earliest event reported)
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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                     000-30229                 04-3387074
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100

              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

     On September 10, 2004, Sonus Networks, Inc. (the "Company") received a determination from the Nasdaq Listing Qualifications Panel that it is appropriate to re-list Sonus' common stock on The Nasdaq National Market. Nasdaq has informed the Company that its common stock will trade on The Nasdaq National Market upon the opening of the market on Monday, September 13, 2004.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 10, 2004               SONUS NETWORKS, INC.

                                       By: /s/ Albert A. Notini
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                                           Albert A. Notini
                                           President and Chief Operating Officer